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                                                                   EXHIBIT 10.32

                                 FIRST AMENDMENT
                                       TO
                        CELL ROBOTICS INTERNATIONAL, INC.
                            2002 STOCK PURCHASE PLAN

         THIS FIRST AMENDMENT TO THE CELL ROBOTICS INTERNATIONAL, INC. 2002 STOCK PURCHASE PLAN (this "Amendment") has been adopted by the Board of Directors of Cell Robotics International, Inc., a Colorado corporation (the "Company") and executed by the Company effective as of March 18, 2003 (the "Effective Date").

                             PRELIMINARY STATEMENTS

         WHEREAS, on September 27, 2002, the Board of Directors of the Company has approved and adopted the Cell Robotics International, Inc. 2002 Stock Purchase Plan (the "Plan"); and

         WHEREAS, the Board of Directors have determined that it is advisable and in the best interest of the Company and its shareholders to amend the Plan and thereby increase the number of shares reserved for issuance under the Plan by 1,000,000 shares of the Company's Common Stock; and

         WHEREAS, in accordance with Section 11.2 of the Plan, on March 18, 2003, the Board of Directors have adopted an amendment to the Plan to increase the number of shares reserved for issuance under the Plan by 1,000,000 shares of the Company's Common Stock.

                                    AMENDMENT

         NOW THEREFORE, effective as of the Effective Date, Section 5.1 of the Plan is hereby amended to delete therefrom the reference to number "2,000,000" and substitute in lieu therefore the number "3,000,000".

         The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Plan. Except as expressly modified and superseded by this Amendment, the Plan shall continue in full force and effect.

         Executed this 17th day of April, 2003, but effective for all purposes as of the Effective Date.

CELL ROBOTICS INTERNATIONAL, INC.



By: /s/ Gary Oppedahl
   -----------------------------------------
Name:  Gary Oppedahl
Title: Chief Executive Officer and President




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